UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2004

COTTON STATES LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Georgia	002-39729	58-0830929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

244 Perimeter Center Parkway, N.E.

Atlanta, Georgia
(Address of principal executive offices)

30346

(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8600

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

As previously announced, Cotton States Life Insurance Company, a Georgia domestic stock insurance company (“Cotton States Life”) and COUNTRY Life Insurance Company, an Illinois stock insurance company (“COUNTRY Life”), have entered into an Agreement and Plan of Merger, dated as of December 29, 2003 (the “Merger Agreement”). The Merger Agreement provides for the merger of COUNTRY Medical Plans, Inc., a subsidiary of COUNTRY Life (“COUNTRY Medical Plans”), with and into Cotton States Life (the “Merger”) with Cotton States Life as the surviving corporation and a subsidiary of COUNTRY Life. Pursuant to the Merger Agreement, Cotton States Life stockholders will receive $20.25 in cash for each share of outstanding common stock of Cotton States Life.

Effective September 9, 2004, the parties to the Merger Agreement entered into an Amendment, Waiver and Consent Agreement providing for, among other things, a waiver by COUNTRY Life and COUNTRY Medical Plans of any provisions of the Merger Agreement that would be effected by the amendments to the Management Agreements discussed below, an extension of the date by which Cotton States Life or COUNTRY Life may terminate the Merger Agreement from December 31, 2004 to January 31, 2005, and an extension of the date by which the surviving corporation of the Merger shall continue to provide benefits to employees of Cotton States Life from December 31, 2004 to June 30, 2005. A copy of the Amendment, Waiver and Consent Agreement is filed herewith and is incorporated by reference into this Item 1.01 by reference.

On September 24, 2004, Cotton States Life issued a press release announcing that it will hold a special shareholder meeting at its home office in Atlanta, Georgia on October 25, 2004 to vote on the Merger.

In connection with the Georgia Insurance and Safety Fire Commissioner regulatory approval process of the Merger, the board of directors and members of management of Cotton States Life and Cotton States Mutual determined on September 9, 2004 that it would be in the best interests of the shareholders of Cotton States Life and the policyholders of Cotton States Mutual to amend the Management Agreements previously entered into with the following executive officers of Cotton States Life and Cotton States Mutual to substantially reduce the benefits provided under such Management Agreements. In addition, the board of directors of Cotton States Life and Cotton States Mutual determined on September 9, 2004, as a result of the Georgia Insurance Department’s analysis and interpretation of the Cost Allocation Agreement between Cotton States Life and Cotton States Mutual, that the cost, if any, of benefits provided under the Management Agreements should be allocated 100% to Cotton States Life in the event the Merger is consummated. Accordingly, on September 9, 2004, Cotton States Life and Cotton States Mutual entered into Amended and Restated Management Agreements with each of the following executive officers of Cotton States Life and Cotton States Mutual, copies of which are filed herewith and incorporated into this Item 1.01 by reference:

     Amended and Restated Management Agreement with J. Ridley Howard. Cotton States Life and Cotton States Mutual Insurance Company (“Cotton States Mutual”) entered into an Amended and Restated Management Agreement with J. Ridley Howard, which entitles him to (i) severance benefits if his employment is terminated in certain circumstances and (ii) disability benefits in the event of his disability under certain circumstances. Cotton States Mutual is responsible for payment of the severance benefits and the disability benefits to Mr. Howard under the terms of the Amended and Restated Management Agreement. However, in the event the proposed Merger is consummated, Cotton States Life will be responsible for payment of the severance benefits to Mr. Howard. The Amended and Restated Management Agreement is for a one-year term, and automatically renews for successive one-year terms unless either party to the agreement notifies the other party prior to the end of the then current term.

     Mr. Howard is entitled to severance benefits if, following a “change in control,” his employment is terminated for any reason other than for cause or as a result of Mr. Howard’s death or disability, or if Mr. Howard “involuntarily terminates” his employment. For purposes of the Amended and Restated Management Agreement, in general, a “change in control” of either Cotton States Life or Cotton States Mutual shall be deemed to have occurred at such time as (i) any person is or becomes the beneficial owner of securities representing 20% or more of the combined voting power for election of directors of either Cotton States Life or Cotton States Mutual, respectively; (ii) during any period of two consecutive years or less individuals who at the beginning of such period constituted the board of directors of either Cotton States Life or Cotton States Mutual, respectively, cease, for any reason, to constitute at least a majority of the board of directors; (iii) there is any sale or other disposition of the assets of either Cotton States Life or Cotton States Mutual, respectively, representing 50% or more of the net book value of the assets of either Cotton States Life or Cotton States Mutual, respectively, at the time of the transaction or generating 50% or more of the profits of ether Cotton States Life or Cotton States Mutual, respectively, over the three years preceding the transaction; or (iv) there is any merger or consolidation to which either Cotton States Life or Cotton States Mutual, respectively, is a party as a result of which the persons who were the equity owners of either Cotton States Life or Cotton States Mutual, respectively, immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation. For purposes of the Amended and Restated Management Agreement, an “involuntary termination” means Mr. Howard’s termination of employment which, in his reasonable judgment, is due to: change of his responsibilities, position, authority or duties; reduction in his compensation or benefits; or a forced relocation. The severance benefits consist of (i) post-termination health and group life insurance coverage for Mr. Howard and his spouse, (ii) a lump-sum payment of approximately $1,420,400, an amount equal to three times Mr. Howard’s average annual earnings for the 2001 through 2003 calendar years, and (iii) an amount equal to any excise taxes Mr. Howard may be liable for under Internal Revenue Code Section 4999, grossed up for income and employment taxes. Any severance benefits paid under the Amended and Restated Management Agreement are in lieu of the Cotton States Life standard severance pay policy.

     Mr. Howard is entitled to disability benefits if (i) he is “disabled” during the term of the Amended and Restated Management Agreement, (ii) he is “actively at work” at the time of the disability and (iii) he is an active participant in the long-term disability plan sponsored by Cotton States Mutual at the time of the disability. For purposes of the Amended and Restated Management Agreement, Mr. Howard is “disabled” or has a “disability” if, as a result of an injury or sickness, he cannot perform the material duties of his regular occupation. For purposes of the Amended and Restated Management Agreement, Mr. Howard is “actively at work” if he is actively employed for the minimum number of hours established as his normal work week. The monthly disability benefit equals 80% of Mr. Howard’s monthly base salary, reduced by any payments Mr. Howard receives as Social Security disability benefits, unemployment compensation, worker’s compensation benefits and any other amounts which would otherwise reduce benefits under the long-term disability plan sponsored by Cotton States Mutual. Provided Mr. Howard remains disabled, and provided Mr. Howard agrees to furnish proof of such disability or consents to an examination for such disability, the disability benefits will continue until the earliest of the following: (i) Mr. Howard’s attainment of age 65, (ii) the insolvency of Cotton States Mutual, (iii) Mr. Howard’s employment in another occupation or (iv) Mr. Howard’s death. Disability benefits are not payable if Mr. Howard’s disability is the result of: (i) self-inflicted injury, (ii) commission of or attempt to commit a felony, (iii) declared or undeclared war or act of war, (iv) insurrection, rebellion, or participation in a riot or civil disorder or commotion, (v)

chronic alcoholism or use of narcotics, barbiturates, or hallucinogenic substances or (vi) any other exclusion provided for in the long-term disability plan sponsored by Cotton States Mutual.

     Amended and Restated Management Agreement with Harry V. Scott, Jr. Cotton States Life and Cotton States Mutual entered into an Amended and Restated Management Agreement with Harry V. Scott, Jr., which entitles him to (i) severance benefits if his employment is terminated in certain circumstances and (ii) disability benefits in the event of his disability under certain circumstances. Cotton States Mutual is responsible for payment of the severance benefits and the disability benefits to Mr. Scott under the terms of the Amended and Restated Management Agreement. However, in the event the proposed Merger is consummated, Cotton States Life will be responsible for payment of the severance benefits to Mr. Scott. The Amended and Restated Management Agreement is for a one-year term, and automatically renews for successive one-year terms unless either party to the agreement notifies the other party prior to the end of the then current term.

     Mr. Scott is entitled to severance benefits if, following a “change in control,” his employment is terminated for any reason other than cause or as a result of Mr. Scott’s death or disability, or if Mr. Scott “involuntarily terminates” his employment. For purposes of the Amended and Restated Management Agreement, in general, a “change in control” of either Cotton States Life or Cotton States Mutual shall be deemed to have occurred at such time as (i) any person is or becomes the beneficial owner of securities representing 20% or more of the combined voting power for election of directors of either Cotton States Life or Cotton States Mutual, respectively; (ii) during any period of two consecutive years or less individuals who at the beginning of such period constituted the board of directors of either Cotton States Life or Cotton States Mutual, respectively, cease, for any reason, to constitute at least a majority of the board of directors; (iii) there is any sale or other disposition of the assets of either Cotton States Life or Cotton States Mutual, respectively, representing 50% or more of the net book value of the assets of either Cotton States Life or Cotton States Mutual, respectively, at the time of the transaction or generating 50% or more of the profits of ether Cotton States Life or Cotton States Mutual, respectively, over the three years preceding the transaction; or (iv) there is any merger or consolidation to which either Cotton States Life or Cotton States Mutual, respectively, is a party as a result of which the persons who were the equity owners of either Cotton States Life or Cotton States Mutual, respectively, immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation. For purposes of the Amended and Restated Management Agreement, an “involuntary termination” means Mr. Scott’s termination of employment which, in his reasonable judgment, is due to: change of his responsibilities, position, authority or duties; reduction in his compensation or benefits; or a forced relocation. The severance benefits consist of (i) post-termination health and group life insurance coverage for Mr. Scott and his spouse, (ii) a lump-sum payment of approximately $476,000, an amount equal to two times Mr. Scott’s average annual earnings for the 2001 through 2003 calendar years, and (iii) an amount equal to any excise taxes Mr. Scott may be liable for under Internal Revenue Code Section 4999, grossed up for income and employment taxes. Any severance benefits paid under the Amended and Restated Management Agreement are in lieu of the Cotton States Life standard severance pay policy.

     Mr. Scott is entitled to disability benefits if (i) he is “disabled” during the term of the Amended and Restated Management Agreement, (ii) he is “actively at work” at the time of the disability and (iii) he is an active participant in the long-term disability plan sponsored by Cotton States Mutual at the time of the disability. For purposes of the Amended and Restated Management Agreement, Mr. Scott is “disabled” or has a “disability” if, as a result of an injury or sickness, he cannot perform the material duties of his regular occupation. For purposes of the Amended and Restated Management Agreement, Mr. Scott is “actively at work” if he is actively employed for the minimum number of hours established as his normal work week. The monthly disability benefit equals 80% of Mr. Scott’s monthly base salary, reduced by any payments Mr. Scott receives as Social Security disability benefits, unemployment compensation, worker’s compensation benefits and any other amounts which would otherwise reduce benefits under the long-term disability plan sponsored by Cotton States Mutual. Provided Mr. Scott remains disabled, and provided Mr. Scott agrees to furnish proof of such disability or consents to an examination for such disability, the disability benefits will continue until the earliest of the following: (i) Mr. Scott’s attainment of age 65, (ii) the insolvency of Cotton States Mutual, (iii) Mr. Scott’s employment in another occupation or (iv) Mr. Scott’s death. Disability benefits are not payable if Mr. Scott’s disability is the result of: (i) self-inflicted injury, (ii) commission of or attempt to commit a felony, (iii) declared or undeclared war or act of war, (iv) insurrection, rebellion, or participation in a riot or civil disorder or commotion, (v) chronic alcoholism or use of narcotics, barbiturates, or hallucinogenic substances or (vi) any other exclusion provided for in the long-term disability plan sponsored by Cotton States Mutual.

     Amended and Restated Management Agreement with Wendy M. Chamblee. Cotton States Life and Cotton States Mutual entered into an Amended and Restated Management Agreement with Wendy M. Chamblee, which entitles her to (i) severance benefits if her employment is terminated in certain circumstances and (ii) disability benefits in the event of her disability under certain circumstances. Cotton States Mutual is responsible for payment of the severance benefits and the disability benefits to Ms. Chamblee under the terms of the Amended and Restated Management Agreement. However, in the event the proposed Merger is consummated, Cotton States Life will be responsible for payment of the severance benefits to Ms. Chamblee. The Amended and Restated Management Agreement is for a one-year term, and automatically renews for successive one-year terms unless either party to the agreement notifies the other party prior to the end of the then current term.

     Ms. Chamblee is entitled to severance benefits if, following a “change in control,” her employment is terminated for any reason other than cause or as a result of Ms. Chamblee’s death or disability, or as a result of Ms. Chamblee’s death or disability, or if Ms. Chamblee “involuntarily terminates” her employment. For purposes of the Amended and Restated Management Agreement, in general, a “change in control” of either Cotton States Life or Cotton States Mutual shall be deemed to have occurred at such time as (i) any person is or becomes the beneficial owner of securities representing 20% or more of the combined voting power for election of directors of either Cotton States Life or Cotton States Mutual, respectively; (ii) during any period of two consecutive years or less individuals who at the beginning of such period constituted the board of directors of either Cotton States Life or Cotton States Mutual, respectively, cease, for any reason, to constitute at least a majority of the board of directors; (iii) there is any sale or other disposition of the assets of either Cotton States Life or Cotton States Mutual, respectively, representing 50% or more of the net book value of the assets of either Cotton States Life or Cotton States Mutual, respectively, at the time of the transaction or generating 50% or more of the profits of ether Cotton States Life or Cotton States Mutual, respectively, over the three years preceding the transaction; or (iv) there is any merger or consolidation to which either Cotton States Life or Cotton States Mutual, respectively, is a party as a result of which the persons who were the equity owners of either Cotton States Life or Cotton States Mutual, respectively, immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation. For purposes of the Amended and Restated Management Agreement, an “involuntary termination” means Ms. Chamblee’s termination of employment which, in her reasonable judgment, is due to: change of her responsibilities, position, authority or duties; reduction in her compensation or benefits; or a forced relocation. The severance benefits consist of (i) post-termination health and group life insurance coverage for Ms. Chamblee, (ii) a lump-sum payment of approximately $325,439, an amount equal to two times Ms. Chamblee’s average annual earnings for the 2001 through 2003 calendar years, and (iii) an amount equal to any excise taxes Ms. Chamblee may be liable for under Internal Revenue Code Section 4999, grossed up for income and employment taxes. Any severance benefits paid under the Amended and Restated Management Agreement are in lieu of the Cotton States Life standard severance pay policy.

     Ms. Chamblee is entitled to disability benefits if (i) she is “disabled” during the term of the Amended and Restated Management Agreement, (ii) she is “actively at work” at the time of the disability and (iii) she is an active participant in the long-term disability plan sponsored by Cotton States Mutual at the time of the disability. For purposes of the Amended and Restated Management Agreement, Ms. Chamblee is “disabled” or has a “disability” if, as a result of an injury or sickness, she cannot perform the material duties of her regular occupation. For purposes of the Amended and Restated Management Agreement, Ms. Chamblee is “actively at work” if she is actively employed for the minimum number of hours established as her normal work week. The monthly disability benefit equals 80% of Ms. Chamblee’s monthly base salary, reduced by any payments Ms. Chamblee receives as Social Security disability benefits, unemployment compensation, worker’s compensation benefits and any other amounts which would otherwise reduce benefits under the long-term disability plan sponsored by Cotton States Mutual. Provided Ms. Chamblee remains disabled, and provided Ms. Chamblee agrees to furnish proof of such disability or consents to an examination for such disability, the disability benefits will continue until the earliest of the following: (i) Ms. Chamblee’s attainment of age 65, (ii) the insolvency of Cotton States Mutual, (iii) Ms. Chamblee’s employment in another occupation or (iv) Ms. Chamblee’s death. Disability benefits are not payable if Ms. Chamblee’s disability is the result of: (i) self-inflicted injury, (ii) commission of or attempt to commit a felony, (iii) declared or undeclared war or act of war, (iv) insurrection, rebellion, or participation in a riot or civil disorder or commotion, (v) chronic alcoholism or use of narcotics, barbiturates, or hallucinogenic substances or (vi) any other exclusion provided for in the long-term disability plan sponsored by Cotton States Mutual.

     Amended and Restated Management Agreement with Norma Y. Christopher. Cotton States Life entered into an Amended and Restated Management Agreement with Norma Y. Christopher which entitles her to (i) severance benefits if her employment is terminated in certain circumstances and (ii) disability benefits in the event of her disability under certain circumstances. The Amended and Restated Management Agreement is for a one-year term, and automatically renews for successive one-year terms unless either party to the agreement notifies the other party prior to the end of the then current term.

     Ms. Christopher is entitled to severance benefits if, following a “change in control,” Cotton States Life terminates her employment without cause or if Ms. Christopher “involuntarily terminates” her employment. For purposes of the Amended and Restated Management Agreement, in general, a “change in control” of Cotton States Life shall be deemed to have occurred at such time as (i) any person is or becomes the beneficial owner of securities representing 20% or more of the combined voting power for election of directors of Cotton States Life; (ii) during any period of two consecutive years or less individuals who at the beginning of such period constituted the board of directors of Cotton States Life cease, for any reason, to constitute at least a majority of the board of directors; (iii) there is any sale or other disposition of the assets of Cotton States Life representing 50% or more of the net book value of the assets of Cotton States Life at the time of the transaction or generating 50% or more of the profits of Cotton States Life over the three years preceding the transaction; or (iv) there is any merger or consolidation to which Cotton States Life is a party as a result of which the persons who were the equity owners of Cotton States Life immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation. For purposes of the Amended and Restated Management Agreement, an “involuntary termination” means Ms. Christopher’s termination of employment which, in her reasonable judgment, is due to: change of her responsibilities, position, authority or duties; reduction in her compensation or benefits; or a forced relocation. The severance benefits consist of (i) a lump-sum payment of approximately $137,000, amount equal to one times Ms. Christopher’s average annual earnings for the 2001 through 2003 calendar years and (ii) an amount equal to any excise taxes Ms. Christopher may be liable for under Internal Revenue Code Section 4999, grossed up for income and employment taxes. Any severance benefits paid under the Amended and Restated Management Agreement are in lieu of the Cotton States Life standard severance pay policy.

     Ms. Christopher is entitled to disability benefits if (i) she is “disabled” during the term of the Amended and Restated Management Agreement, (ii) she is “actively at work” at the time of the disability and (iii) she is an active participant in the long-term disability plan sponsored by Cotton States Life at the time of the disability. For purposes of the Amended and Restated Management Agreement, Ms. Christopher is “disabled” or has a “disability” if, as a result of an injury or sickness, she cannot perform the material duties of her regular occupation. For purposes of the Amended and Restated Management Agreement, Ms. Christopher is “actively at work” if she is actively employed for the minimum number of hours established as her normal work week. The monthly disability benefit equals 80% of Ms. Christopher’s monthly base salary, reduced by any payments Ms. Christopher receives as Social Security disability benefits, unemployment compensation, worker’s compensation benefits and any other amounts which would otherwise reduce benefits under the long-term disability plan sponsored by Cotton States Life. Provided Ms. Christopher remains disabled, and provided Ms. Christopher agrees to furnish proof of such disability or consents to an examination for such disability, the disability benefits will continue until the earliest of the following: (i) Ms. Christopher’s attainment of age 65, (ii) the insolvency of Cotton States Life, (iii) Ms. Christopher’s employment in another occupation or (iv) Ms. Christopher’s death. Disability benefits are not payable if Ms. Christopher’s disability is the result of: (i) self-inflicted injury, (ii) commission of or attempt to commit a felony, (iii) declared or undeclared war or act of war, (iv) insurrection, rebellion, or participation in a riot or civil disorder or commotion, (v) chronic alcoholism or use of narcotics, barbiturates, or hallucinogenic substances or (vi) any other exclusion provided for in the long-term disability plan sponsored by Cotton States Life.

     Amended and Restated Management Agreement with William J. Barlow. Cotton States Life and Cotton States Mutual entered into an Amended and Restated Management Agreement with William J. Barlow, which entitles him to (i) severance benefits if his employment is terminated in certain circumstances and (ii) disability benefits in the event of his disability under certain circumstances. Cotton States Mutual is responsible for payment of the severance benefits and the disability benefits to Mr. Barlow under the terms of the Amended and Restated Management Agreement. However, in the event the proposed Merger is consummated, Cotton States Life will be responsible for payment of the severance benefits to Mr. Barlow. The Amended and Restated Management Agreement is for a one-year term, and automatically renews for successive one-year terms unless either party to the agreement notifies the other party prior to the end of the then current term.

     Mr. Barlow is entitled to severance benefits if, following a “change in control,” his employment is terminated without cause or Mr. Barlow “involuntarily terminates” his employment. For purposes of the Amended and Restated Management Agreement, in

general, a “change in control” of either Cotton States Life or Cotton States Mutual shall be deemed to have occurred at such time as (i) any person is or becomes the beneficial owner of securities representing 20% or more of the combined voting power for election of directors of either Cotton States Life or Cotton States Mutual, respectively; (ii) during any period of two consecutive years or less individuals who at the beginning of such period constituted the board of directors of either Cotton States Life or Cotton States Mutual, respectively, cease, for any reason, to constitute at least a majority of the board of directors; (iii) there is any sale or other disposition of the assets of either Cotton States Life or Cotton States Mutual, respectively, representing 50% or more of the net book value of the assets of either Cotton States Life or Cotton States Mutual, respectively, at the time of the transaction or generating 50% or more of the profits of ether Cotton States Life or Cotton States Mutual, respectively, over the three years preceding the transaction; or (iv) there is any merger or consolidation to which either Cotton States Life or Cotton States Mutual, respectively, is a party as a result of which the persons who were the equity owners of either Cotton States Life or Cotton States Mutual, respectively, immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation. For purposes of the Amended and Restated Management Agreement, an “involuntary termination” means Mr. Barlow’s termination of employment which, in his reasonable judgment, is due to: change of his responsibilities, position, authority or duties; reduction in his compensation or benefits; or a forced relocation. The severance benefits consist of (i) a lump-sum payment of approximately $151,067, an amount equal to one time Mr. Barlow’s average annual earnings for the 2001 through 2003 calendar years and (ii) an amount equal to any excise taxes Mr. Barlow may be liable for under Internal Revenue Code Section 4999, grossed up for income and employment taxes. Any severance benefits paid under the Amended and Restated Management Agreement are in lieu of the Cotton States Life standard severance pay policy.

     Mr. Barlow is entitled to disability benefits if (i) he is “disabled” during the term of the Amended and Restated Management Agreement, (ii) he is “actively at work” at the time of the disability and (iii) he is an active participant in the long-term disability plan sponsored by Cotton States Mutual at the time of the disability. For purposes of the Amended and Restated Management Agreement, Mr. Barlow is “disabled” or has a “disability” if, as a result of an injury or sickness, he cannot perform the material duties of his regular occupation. For purposes of the Amended and Restated Management Agreement, Mr. Barlow is “actively at work” if he is actively employed for the minimum number of hours established as his normal work week. The monthly disability benefit equals 80% of Mr. Barlow’s monthly base salary, reduced by any payments Mr. Barlow receives as Social Security disability benefits, unemployment compensation, worker’s compensation benefits and any other amounts which would otherwise reduce benefits under the long-term disability plan sponsored by Cotton States Mutual. Provided Mr. Barlow remains disabled, and provided Mr. Barlow agrees to furnish proof of such disability or consents to an examination for such disability, the disability benefits will continue until the earliest of the following: (i) Mr. Barlow’s attainment of age 65, (ii) the insolvency of Cotton States Mutual, (iii) Mr. Barlow’s employment in another occupation or (iv) Mr. Barlow’s death. Disability benefits are not payable if Mr. Barlow’s disability is the result of: (i) self-inflicted injury, (ii) commission of or attempt to commit a felony, (iii) declared or undeclared war or act of war, (iv) insurrection, rebellion, or participation in a riot or civil disorder or commotion, (v) chronic alcoholism or use of narcotics, barbiturates, or hallucinogenic substances or (vi) any other exclusion provided for in the long-term disability plan sponsored by Cotton States Mutual.

     Amended and Restated Management Agreement with W. Michael Cook. Cotton States Life and Cotton States Mutual entered into an Amended and Restated Management Agreement with W. Michael Cook, which entitles him to (i) severance benefits if his employment is terminated in certain circumstances and (ii) disability benefits in the event of his disability under certain circumstances. Cotton States Mutual is responsible for payment of the severance benefits and the disability benefits to Mr. Cook under the terms of the Amended and Restated Management Agreement. However, in the event the proposed Merger is consummated, Cotton States Life will be responsible for payment of the severance benefits to Mr. Cook. The Amended and Restated Management Agreement is for a one-year term, and automatically renews for successive one-year terms unless either party to the agreement notifies the other party prior to the end of the then current term.

     Mr. Cook is entitled to severance benefits if, following a “change in control,” his employment is terminated without cause or Mr. Cook “involuntarily terminates” his employment. For purposes of the Amended and Restated Management Agreement, in general, a “change in control” of either Cotton States Life or Cotton States Mutual shall be deemed to have occurred at such time as (i) any person is or becomes the beneficial owner of securities representing 20% or more of the combined voting power for election of directors of either Cotton States Life or Cotton States Mutual, respectively; (ii) during any period of two consecutive years or less individuals who at the beginning of such period constituted the board of directors of either Cotton States Life or Cotton States Mutual, respectively, cease, for any reason, to constitute at least a majority of the board of directors; (iii) there is any sale or other disposition of the assets of either Cotton States Life or Cotton States Mutual, respectively, representing 50% or more of the net book value of the assets of either Cotton States Life or Cotton States Mutual, respectively, at the time of the transaction or generating 50% or more of the profits of ether Cotton States Life or Cotton States Mutual, respectively, over the three years preceding the transaction; or (iv) there is any merger or consolidation to which either Cotton States Life or Cotton States Mutual, respectively, is a party as a result of which the persons who were the equity owners of either Cotton States Life or Cotton States Mutual, respectively, immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation. For purposes of the Amended and Restated Management Agreement, an “involuntary termination” means Mr. Cook’s termination of employment which, in his reasonable judgment, is due to: change of his responsibilities, position, authority or duties; reduction in his compensation or benefits; or a forced relocation. The severance benefits consist of (i) a lump-sum payment of approximately $167,933, an amount equal to one times Mr. Cook’s average annual earnings and (ii) an amount equal to any excise taxes Mr. Cook may be liable for under Internal Revenue Code Section 4999, grossed up for income and employment taxes. Any severance benefits paid under the Amended and Restated Management Agreement are in lieu of the Cotton States Life standard severance pay policy.

     Mr. Cook is entitled to disability benefits if (i) he is “disabled” during the term of the Amended and Restated Management Agreement, (ii) he is “actively at work” at the time of the disability and (iii) he is an active participant in the long-term disability plan sponsored by Cotton States Mutual at the time of the disability. For purposes of the Amended and Restated Management Agreement, Mr. Cook is “disabled” or has a “disability” if, as a result of an injury or sickness, he cannot perform the material duties of his regular occupation. For purposes of the Amended and Restated Management Agreement, Mr. Cook is “actively at work” if he is actively employed for the minimum number of hours established as his normal work week. The monthly disability benefit equals 80% of Mr. Cook’s monthly base salary, reduced by any payments Mr. Cook receives as Social Security disability benefits, unemployment compensation, worker’s compensation benefits and any other amounts which would otherwise reduce benefits under the long-term disability plan sponsored by Cotton States Mutual. Provided Mr. Cook remains disabled, and provided Mr. Cook agrees to furnish proof of such disability or consents to an examination for such disability, the disability benefits will continue until the earliest of the following: (i) Mr. Cook’s attainment of age 65, (ii) the insolvency of Cotton States Mutual, (iii) Mr. Cook’s employment in another occupation or (iv) Mr. Cook’s death. Disability benefits are not payable if Mr. Cook’s disability is the result of: (i) self-inflicted injury, (ii) commission of or attempt to commit a felony, (iii) declared or undeclared war or act of war, (iv) insurrection, rebellion, or participation in a riot or civil disorder or commotion, (v) chronic alcoholism or use of narcotics, barbiturates, or hallucinogenic substances or (vi) any other exclusion provided for in the long-term disability plan sponsored by Cotton States Mutual.

Item 9.01   Financial Statements and Exhibits

                (c)   Exhibits

2.1.1	Amendment, Waiver and Consent Agreement, dated to be effective as of September 9, 2004, by and among Cotton States Life, COUNTRY Life and COUNTRY Medical Plans

10.4.1	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and J. Ridley Howard

10.4.2	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Harry V. Scott, Jr.

10.4.3	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Wendy M. Chamblee

10.4.4	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Norma Y. Christopher

10.4.5	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and William J. Barlow

10.4.6	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and W. Michael Cook

10.4.7	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Tom Bengtson

99.1	Press Release dated September 24, 2004

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2004

COTTON STATES LIFE INSURANCE COMPANY

By: Name: Title:	/s/ J. Ridley Howard J. Ridley Howard Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1.1	Amendment, Waiver and Consent Agreement, dated to be effective as of September 9, 2004, by and among Cotton States Life, COUNTRY Life and COUNTRY Medical Plans

10.4.1	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and J. Ridley Howard

10.4.2	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Harry V. Scott, Jr.

10.4.3	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Wendy M. Chamblee

10.4.4	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Norma Y. Christopher

10.4.5	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and William J. Barlow

10.4.6	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and W. Michael Cook

10.4.7	Amended and Restated Management Agreement, dated September 9, 2004, by and among Cotton States Life, Cotton States Mutual and Tom Bengtson

99.1	Press Release dated September 24, 2004